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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2003

MAGNA ENTERTAINMENT CORP. (Exact Name of Registrant as Specified in its Charter)
Delaware (State or Other Jurisdiction of Incorporation)
000-30578 (Commission File Number)	98-0208374 (I.R.S. Employer Identification No.)
337 Magna Drive, Aurora, Ontario, Canada (Address of Principal Executive Offices)	L4G 7K1 (Zip Code)
(905) 726-2462 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if changed since Last Report)

ITEM 7.	Financial Statements and Exhibits
(c)	Exhibits
Exhibit 99.1	Copy of Registrant's press release dated July 31, 2003.
ITEM 9.	Regulation FD Disclosure

This disclosure is being furnished to the U.S. Securities and Exchange Commission under Item 12 of Form 8-K.

On July 31, 2003, the Registrant issued a press release in which it announced its unaudited financial results for the second quarter and six-month period ended June 30, 2003.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP. (Registrant)
Date: July 31, 2003
	By:	/s/ GARY M. COHN Gary M. Cohn Secretary

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SIGNATURES